SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     October 18, 2000
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                         THE BLACK & DECKER CORPORATION
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             (Exact name of registrant as specified in its charter)

          Maryland                  1-1553                     52-0248090
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(State of Incorporation)    (Commission File Number)     (I.R.S. Employer
                                                          Identification Number)

701 East Joppa Road, Towson, Maryland                              21286
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(Address of principal executive offices)                        (Zip Code)

Registrant's telephone number, including area code:           410-716-3900
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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ITEM 5.  OTHER EVENTS
On October 18, 2000, the Corporation reported its earnings for the three and nine months ended October 1, 2000. Attached to this Current Report on Form 8-K as Exhibit 99 is a copy of the Corporation's related press release dated October 18, 2000.

FORWARD-LOOKING STATEMENTS
This Current Report on Form 8-K includes statements that constitute "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and that are intended to come within the safe harbor protection provided by those sections. By their nature, all forward-looking statements involve risks and uncertainties. Actual results may differ materially from those contemplated by the forward-looking statements for a number of reasons, including but not limited to: market acceptance of the new products introduced in 1999 and 2000 and scheduled for introduction in the balance of 2000 and in 2001; the level of sales generated from these new products relative to expectations, based on the existing investments in productive capacity and commitments of the Corporation to fund advertising and product promotions in connection with the introduction of these new products; the ability of the Corporation and its suppliers to meet scheduled timetables of new product introductions; unforeseen competitive pressure or other difficulty in maintaining mutually beneficial relationships with key distributors or penetrating new channels of distribution; adverse changes in currency exchange rates or raw material commodity prices, both in absolute terms and relative to competitors' risk profiles; delays in or unanticipated inefficiencies resulting from manufacturing and administrative reorganization actions in progress or contemplated by the strategic repositioning described in the Corporation's Annual Report on Form 10-K for the year ended December 31, 1999; the degree of working capital investment required to meet customer service levels; economic uncertainty in Asia and Latin America; sluggish economic conditions in Europe; and economic slowing in North America.
     In addition to the foregoing, the Corporation's ability to realize the anticipated benefits of the restructuring actions undertaken in 1998 and 1999 is dependent upon market conditions, as well as the timing and effectiveness of the relocation or consolidation of production and administrative processes. The ability to realize the benefits inherent in the balance of the restructuring actions is dependent on the selection and implementation of economically viable projects in addition to the restructuring actions taken to date.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         Exhibit 99 Press Release of the Corporation dated October 18, 2000.


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                         THE BLACK & DECKER CORPORATION

                               S I G N A T U R E S

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            THE BLACK & DECKER CORPORATION


                                            By  /s/ CHRISTINA M. MCMULLEN
                                                --------------------------------
                                                  Christina M. McMullen
                                                  Vice President and Controller